                                                                   EXHIBIT 10.24



PREPARED BY, RECORDING REQUESTED BY,
AND WHEN RECORDED MAIL TO:

O'MELVENY & MYERS LLP
400 SOUTH HOPE STREET
LOS ANGELES, CALIFORNIA
ATTENTION:  F. THOMAS MULLER, ESQ.
 FILE 154,607-004



                     OBLIGATIONS SECURED HEREBY PROVIDE FOR
                          A FLUCTUATING INTEREST RATE


                    DEED TO SECURE DEBT, SECURITY AGREEMENT,
                       AND ASSIGNMENT OF RENTS [GEORGIA]



                                  BY AND FROM


                    LIL' CHAMP FOOD STORES, INC., "GRANTOR"


                                       TO


                           FIRST UNION NATIONAL BANK,
                     IN ITS CAPACITY AS AGENT, "GRANTEE"


                          DATED AS OF OCTOBER 23, 1997

                    DEED TO SECURE DEBT, SECURITY AGREEMENT,
                            AND ASSIGNMENT OF RENTS


          THIS DEED TO SECURE DEBT, SECURITY AGREEMENT, AND ASSIGNMENT OF RENTS AND LEASES (Georgia) (this "DEED TO SECURE DEBT") is dated as of October 23, 1997, by and from LIL' CHAMP FOOD STORES, INC., a Florida corporation ("GRANTOR"), whose address is 1801 Douglas Drive, Sanford, North Carolina 27330, to FIRST UNION NATIONAL BANK, as Agent ("AGENT") for the lenders party to the Credit Agreement (defined below) (such lenders, together with their respective successors and assigns, collectively, the "LENDERS"), having an address at 301 South College Street, Charlotte, North Carolina 28288 (Agent, together with its successors and assigns, "GRANTEE").


                                   ARTICLE 1
                                  DEFINITIONS
                                  -----------

          SECTION 1.1  DEFINITIONS.  All capitalized terms used herein without
                       -----------
definition shall have the respective meanings ascribed to them in that certain Credit Agreement dated as of even date herewith (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") among Grantor, the Lenders, Canadian Imperial Bank of Commerce, as Syndication Agent, and Grantee. As used herein, the following terms shall have the following meanings:

          1.1.1 "INDEBTEDNESS": (1) (a) principal, interest and other amounts evidenced or secured by the Loan Documents in the face principal amount of Seventy-Five Million and No/100ths Dollars ($75,000,000.00), with principal and accrued unpaid interest being due and payable in full not later than October 31, 2002, set forth in the Credit Agreement, and (b) principal, interest and other amounts which may hereafter be loaned by Grantee or any of the Lenders under or in connection with the Credit Agreement or any of the other Loan Documents, whether evidenced by a promissory note or other instrument which, by its terms, is secured hereby, and (2) all other indebtedness, obligations and liabilities now or hereafter existing of any kind of Grantor to Grantee or any of the Lenders under documents which recite that they are intended to be secured by this Deed to Secure Debt.

          1.1.2 "MORTGAGED PROPERTY": All of Grantor's right, title and interest in (1) the fee simple interest in the real property described in Exhibit A attached hereto and incorporated herein by this reference, together with any greater estate therein as hereafter may be acquired by Grantor (the "LAND"), (2) all improvements now owned or hereafter acquired by Grantor, now or at any time situated, placed or constructed upon the Land (the

"IMPROVEMENTS"), (3) all materials, supplies, equipment, apparatus and other items of personal property now owned or hereafter acquired by Grantor and now or hereafter attached to, installed in or used in connection with any of the Improvements or the Land, and water, gas, electrical, storm and sanitary sewer facilities and all other utilities whether or not situated in easements (the "FIXTURES"), (4) all right, title and interest of Grantor in and to all goods, accounts, general intangibles, instruments, documents, chattel paper and all other personal property of any kind or character, including such items of personal property as defined in the UCC (defined below), now owned or hereafter acquired by Grantor and now or hereafter affixed to, placed upon, used in connection with, arising from or otherwise related to the Land and Improvements (the "PERSONALTY"), (5) all reserves, escrows or impounds required under the Credit Agreement and all deposit accounts maintained by Grantor with respect to the Mortgaged Property, (6) all leases, licenses, concessions, occupancy agreements or other agreements (written or oral, now or at any time in effect) which grant to any Person a possessory interest in, or the right to use, all or any part of the Mortgaged Property, together with all related security and other deposits (the "LEASES"), (7) all of the rents, revenues, income, proceeds, profits, security and other types of deposits, and other benefits paid or payable by parties to the Leases for using, leasing, licensing, possessing, operating from, residing in, selling or otherwise enjoying the Mortgaged Property (the "RENTS"), (8) all other agreements, such as construction contracts, architects' agreements, engineers' contracts, utility contracts, maintenance agreements, management agreements, service contracts, permits, licenses, certificates and entitlements in any way relating to the construction, use, occupancy, operation, maintenance, enjoyment or ownership of the Mortgaged Property (the "PROPERTY AGREEMENTS"), (9) all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances appertaining to the foregoing, (10) all accessions, replacements and substitutions for any of the foregoing and all proceeds thereof, (11) all insurance policies, unearned premiums therefor and proceeds from such policies covering any of the above property now or hereafter acquired by Grantor, and
(12) all of Grantor's right, title and interest in and to any awards, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any governmental authority pertaining to the Land, Improvements, Fixtures or Personalty. As used in this Deed to Secure Debt, the term "MORTGAGED PROPERTY" shall mean all or, where the context permit or requires, any portion of the above or any interest therein.

          1.1.3 "OBLIGATIONS": All of the agreements, covenants, conditions, warranties, representations and other obligations of Grantor (including, without limitation, the obligation to repay the Indebtedness) under the Credit Agreement and the other Loan Documents.

          1.1.4 "UCC": The Uniform Commercial Code of Georgia or, if the creation, perfection and enforcement of any security interest herein granted is governed by the laws of a state other than Georgia, then, as to the matter in question, the Uniform Commercial Code in effect in that state.

                                   ARTICLE 2
                                     GRANT
                                     -----

          SECTION 2.1  GRANT.  To secure the full and timely payment of the
                       -----
Indebtedness and the full and timely performance of the Obligations, Grantor GRANTS, BARGAINS, ASSIGNS, SELLS and CONVEYS, to Grantee the Mortgaged Property, subject, however, to the Permitted Encumbrances. TO HAVE AND TO HOLD the Mortgaged Property, and all parts, rights, members and appurtenances thereof, to the use, benefit and behalf of Grantee, for the benefit of Lenders and the successors and assigns of Grantee IN FEE SIMPLE forever; and Grantor covenants that Grantor is lawfully seized and possessed of the Mortgaged Property as aforesaid and has good right to convey the same, that the same are unencumbered except for the Permitted Encumbrances, and that Grantor will warrant and will forever defend the title thereto against the claims of all persons whomsoever, except as to the Permitted Encumbrances.

          THIS CONVEYANCE is intended: (i) to operate and to be construed as a deed passing the title to the Mortgaged Property to Grantee, for the benefit of the Lenders, and is made under those provisions of the existing laws of the State of Georgia relating to the deeds to secure debt, and not as a mortgage, and (ii) to constitute a security agreement pursuant to the UCC.

                                   ARTICLE 3
                   WARRANTIES, REPRESENTATIONS AND COVENANTS
                   -----------------------------------------

          Grantor warrants, represents and covenants to Grantee as follows:

          SECTION 3.1  TITLE TO MORTGAGED PROPERTY AND SECURITY TITLE OF THIS
                       ------------------------------------------------------
INSTRUMENT.  Grantor owns the Mortgaged Property free and clear of any liens,
----------
claims or interests, except the Permitted Encumbrances. This Deed to Secure Debt creates a valid, enforceable first priority security title and security interests against the Mortgaged Property.

          SECTION 3.2  FIRST PRIORITY STATUS.  Grantor shall preserve and
                       ---------------------
protect the first priority and security interest status of this Deed to Secure Debt and the other Loan Documents. If any lien or security interest other than the Permitted Encumbrances is asserted against the Mortgaged Property, Grantor shall promptly, and at its expense, (a) give Grantee a detailed written notice of such lien or security interest (including origin, amount and other terms), and (b) pay the underlying claim in full or take such other action so as to cause it to be released or contest the same in compliance with the requirements of the Credit

Agreement (including the requirement of providing a bond or other security satisfactory to Grantee).

          SECTION 3.3  PAYMENT AND PERFORMANCE.  Grantor shall pay the
                       -----------------------
Indebtedness when due under the Loan Documents and shall perform the Obligations in full when they are required to be performed.

          SECTION 3.4  REPLACEMENT OF FIXTURES AND PERSONALTY.  Grantor shall
                       --------------------------------------
not, without the prior written consent of Grantee, permit any of the Fixtures or Personalty to be removed at any time from the Land or Improvements, unless the removed item is removed temporarily for maintenance and repair or, if removed permanently, is obsolete and is replaced by an article of equal or better suitability and value, owned by Grantor subject to the liens and security interests of this Deed to Secure Debt and the other Loan Documents, and free and clear of any other lien or security interest except such as may be permitted under the Credit Agreement or first approved in writing by Grantee.

          SECTION 3.5  INSPECTION.  Grantor shall permit Grantee and the
                       ----------
Lenders, and their respective agents, representatives and employees, upon reasonable prior notice to Grantor, to inspect the Mortgaged Property and all books and records of Grantor located thereon, and to conduct such environmental and engineering studies as Grantee or the Lenders may require, provided that such inspections and studies shall not materially interfere with the use and operation of the Mortgaged Property.

          SECTION 3.6  OTHER COVENANTS.  All of the covenants in the Credit
                       ---------------
Agreement are incorporated herein by reference and, together with covenants in this Article, shall be covenants running with the land.
     -------

          SECTION 3.7  CONDEMNATION AWARDS AND INSURANCE PROCEEDS.
                       ------------------------------------------

          3.7.1  Condemnation Awards.  Grantor assigns all awards and
                 -------------------
compensation to which it is entitled for any condemnation or other taking, or any purchase in lieu thereof, to Grantee and authorizes Grantee to collect and receive such awards and compensation and to give proper receipts and acquittances therefor, subject to the terms of the Credit Agreement.

          3.7.2  Insurance Proceeds.  Grantor assigns to Grantee all proceeds of
                 ------------------
any insurance policies insuring against loss or damage to the Mortgaged Property. Grantor authorizes Grantee to collect and receive such proceeds and authorizes and directs the issuer of each of such insurance policies to make payment for all such losses directly to Grantee, instead of to Grantor and Grantee jointly.

                                   ARTICLE 4
                            DEFAULT AND FORECLOSURE
                            -----------------------

          SECTION 4.1  REMEDIES.  If an Event of Default exists, Grantee may, at
                       --------
Grantee's election, exercise any or all of the following rights, remedies and recourses:

          4.1.1  Acceleration.  Declare the Indebtedness to be immediately due
                 ------------
and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever (each of which hereby is expressly waived by Grantor), whereupon the same shall become immediately due and payable.

          4.1.2  Entry on Mortgaged Property.  Enter the Mortgaged Property and
                 ---------------------------
take exclusive possession thereof and of all books, records and accounts relating thereto or located thereon. If Grantor remains in possession of the Mortgaged Property after an Event of Default and without Grantee's prior written consent, Grantee may invoke any legal remedies to dispossess Grantor.

          4.1.3  Operation of Mortgaged Property.  Hold, lease, develop, manage,
                 -------------------------------
operate or otherwise use the Mortgaged Property upon such terms and conditions as Grantee may deem reasonable under the circumstances (making such repairs, alternations, additions and improvements and taking other actions, from time to time, as Grantee deems necessary or desirable), and apply all Rents and other amounts collected by Grantee in connection therewith in accordance with the provisions of Section 4.7.
              -----------

          4.1.4  Exercise Power of Sale.  Sell the Mortgaged Property or any
                 ----------------------
part of the Mortgaged Property at public sale or sales before the door of the courthouse of the County in which the Mortgaged Property or any part of the Mortgaged Property is situated, to the highest bidder for cash, in order to pay the Indebtedness, including, without limitation, all accrued, unpaid interest thereon, and all expenses of the sale and of all proceedings in connection therewith, including reasonable attorney's fees, if actually incurred, after advertising the time, place and terms of sale once a week for four (4) weeks immediately preceding such sale (but without regard to the number of days) in a newspaper in which Sheriff's sales are advertised in said County. The foregoing notwithstanding, Grantee may sell, or cause to be sold, any tangible or intangible personal property, or any part thereof, and which constitutes a part of the security hereunder in the foregoing manner, or as may otherwise be provided by law, including the UCC. With respect to any notices required or permitted by the UCC, Grantor agrees that five days' prior written notice shall be deemed commercially reasonable. Grantee may bid and purchase at any such sale and may satisfy Grantee's obligation to purchase pursuant to Grantee's bid by canceling an equivalent portion of any Indebtedness then outstanding and secured hereby. At any such sale, Grantee may execute and deliver to the purchaser a conveyance of the Mortgaged Property or any part of the Mortgaged Property in fee simple with full warranties of title and, to this end, Grantor hereby constitutes and appoints Grantee the agent and attorney in fact of Grantor to make such sale and conveyance, and thereby to divest Grantor of all right, title and equity that Grantor may have in and to the Mortgaged Property and to vest the same in the purchaser or purchasers at such sale or sales, and all the acts and doings of said agent and attorney in fact are hereby ratified and confirmed and any recitals in said conveyance or conveyances as to facts essential to a valid sale shall be binding on Grantor. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, are granted as cumulative of the other remedies provided by law for collection of the indebtedness secured hereby and shall not be exhausted by one exercise thereof but may be exercised until full payment of all sums secured hereby.

          4.1.5  Receiver.  Make application to a court of competent
                 --------
jurisdiction for, and obtain from such court as a matter of strict right and without notice to Grantor or regard to the adequacy of the Mortgaged Property for the repayment of the Indebtedness, the appointment of a receiver of the Mortgaged Property, and Grantor irrevocably consents to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of Section 4.7.
                                                      -----------

          4.1.6  Other.  Exercise all other rights, remedies and recourses
                 -----
granted under the Loan Documents or otherwise available at law or in equity.

          SECTION 4.2  SEPARATE SALES.  The Mortgaged Property may be sold in
                       --------------
one or more parcels and in such manner and order as Grantee in its sole discretion may elect multiple sales are hereby expressly authorized and the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales, until all the Mortgaged Property is sold or the Indebtedness is satisfied in full.

          SECTION 4.3  REMEDIES CUMULATIVE, CONCURRENT AND NONEXCLUSIVE.
                       ------------------------------------------------
Grantee and the Lenders shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including the UCC), which rights (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Grantor or others obligated under the Loan Documents, or against the Mortgaged Property, or against any one or more of them, at the sole discretion of Grantee or the Lenders, (c) may be exercised as often as occasion therefor shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive. No action by Grantee or the Lenders in the enforcement of any rights, remedies or recourses under the Loan Documents or otherwise at law or equity shall be deemed to cure any Event of Default.

          SECTION 4.4  RELEASE OF AND RESORT TO COLLATERAL.  Grantee may
                       -----------------------------------
release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Property, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the security title or security interest created in or evidenced by the Loan Documents or their status as a first and prior security title and security interest in and to the Mortgaged Property. For payment of the Indebtedness, Grantee may resort to any other security in such order and manner as Grantee may elect.

          SECTION 4.5  NOTICE AND MARSHALLING OF ASSETS.  To the fullest extent
                       ---------------------------------
permitted by law, Grantor hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to Grantor by virtue of any present or future statute of limitations or law or judicial decision exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any stay of execution, exemption from civil process, redemption or extension of time for payment, (b) all notices of any Event of Default or of Grantee's election to exercise or the actual exercise of any right, remedy or recourse provided for under the Loan Documents, and (c) any right to a marshalling of assets or a sale in inverse order of alienation.

          SECTION 4.6  DISCONTINUANCE OF PROCEEDINGS.  If Grantee or the Lenders
                       -----------------------------
shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Grantee or the Lenders shall have the unqualified right to do so and, in such an event, Grantor, Grantee, and the Lenders shall be restored to their former positions with respect to the Indebtedness, the Obligations, the Loan Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Grantee and the Lenders shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Grantee or the Lenders thereafter to exercise any right, remedy or recourse under the Loan Documents for such Event of Default.

          SECTION 4.7  ALLOCATION OF PROCEEDS.  The proceeds of any sale of, and
                       ----------------------
the Rents and other amounts generated by the holding, leasing, management, operation or other use of the Mortgaged Property, shall be applied by Grantee (or the receiver, if one is appointed) in the following order unless otherwise required by applicable law:

          4.7.1 to the payment of the costs and expenses of taking possession of the Mortgaged Property and of holding, using, leasing, repairing, improving and selling the same, including, without limitation (1) receiver's fees and expenses, including the repayment of the amounts evidenced by any receiver's certificates, (2) court costs, (3) reasonable attorneys' and accountants' fees and expenses, and (4) costs of advertisement;

          4.7.2 to the payment of the Indebtedness and performance of the Obligations in such manner and order of preference as Grantee in its sole discretion may determine; and

          4.7.3 the balance, if any, to the payment of the Persons legally entitled thereto.

          SECTION 4.8  OCCUPANCY AFTER FORECLOSURE.  Any sale of the Mortgaged
                       ---------------------------
Property or any part thereof in accordance with Section 4.1.4 will divest all
                                                -------------
right, title and interest of Grantor in and to the property sold. Subject to applicable law, any purchaser at a foreclosure sale will receive immediate possession of the property purchased. If Grantor retains possession of such property or any part thereof subsequent to such sale, Grantor will be considered a tenant at sufferance of the purchaser, and will, if Grantor remains in possession after demand to remove, be subject to eviction and removal, forcible or otherwise, with or without process of law.

          SECTION 4.9  ADDITIONAL ADVANCES AND DISBURSEMENTS; COSTS OF
                       -----------------------------------------------
ENFORCEMENT.
-----------

          4.9.1 If any Event of Default exists, Grantee and each of the Lenders shall have the right, but not the obligation, to cure such Event of Default in the name and on behalf of Grantor. All sums advanced and expenses incurred at any time by Grantee or any Lender under this Section, or otherwise under this
                                             -------
Deed to Secure Debt or any of the other Loan Documents or applicable law, shall bear interest from the date that such sum is advanced or expense incurred, to and including the date of reimbursement, computed at the rate or rates at which interest is then computed on the Indebtedness, and all such sums, together with interest thereon, shall be secured by this Deed to Secure Debt.

          4.9.2 Grantor shall pay all expenses (including reasonable attorneys' fees and expenses) of or incidental to the perfection and enforcement of this Deed to Secure Debt and the other Loan Documents, or the enforcement, compromise or settlement of the Indebtedness or any claim under this Deed to Secure Debt and the other Loan Documents, and for the curing thereof, or for defending or asserting the rights and claims of Grantee in respect thereof, by litigation or otherwise.

          SECTION 4.10  NO GRANTEE IN POSSESSION. Neither the enforcement of any
                        ------------------------
of the remedies under this Article, the assignment of the Rents and Leases under
                           -------
Article 5, the security interests under Article 6, nor any other remedies
---------                               ---------
afforded to Grantee under the Loan Documents, at law or in equity shall cause Grantee or any Lender to be deemed or construed to be a mortgagee in possession of the Mortgaged Property, to obligate Grantee or any Lender to lease the Mortgaged Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

                                   ARTICLE 5
                         ASSIGNMENT OF RENTS AND LEASES
                         ------------------------------

          SECTION 5.1  ASSIGNMENT.  In furtherance of and in addition to the
                       ----------
assignment made by Grantor in Section 2.1 of this Deed to Secure Debt, Grantor
                              -----------
hereby absolutely and unconditionally assigns, sells, transfers and conveys to Grantee all of its right, title and interest in and to all Leases, whether now existing or hereafter entered into, and all of its right, title and interest in and to all Rents. If permitted under applicable law, this assignment is an absolute assignment and not merely an assignment for additional security. So long as no Event of Default shall have occurred and be continuing, Grantor shall have a revocable license from Grantee to exercise all rights extended to the landlord under the Leases, including the right to receive and collect all Rents and to hold the Rents in trust for use in the payment and performance of the Obligations and to otherwise use the same. The foregoing license is granted subject to the conditional limitation that no Event of Default shall have occurred and be continuing. Upon the occurrence and during the continuance of an Event of Default, whether or not legal proceedings have commenced, and without regard to waste, adequacy of security for the Obligations or solvency of Grantor, the license herein granted shall automatically expire and terminate, without notice by Grantee (any such notice being hereby expressly waived by Grantor).

          SECTION 5.2  PERFECTION UPON RECORDATION.  Grantor acknowledges that
                       ---------------------------
Grantee has taken all actions necessary to obtain, and that upon recordation of this Deed to Secure Debt Grantee shall have, to the extent permitted under applicable law, a valid and fully perfected first priority present assignment of the Rents arising out of the Leases and all security for such Leases. Grantor acknowledges and agrees that upon recordation of this Deed to Secure Debt Grantee's interest in the Rents shall be deemed to be fully perfected, ``choate'' and enforced as to Grantor and all third parties, including, without limitation, any subsequently appointed trustee in any case under Title 11 of the United States Code (the "BANKRUPTCY CODE"), without the necessity of commencing a foreclosure action with respect to this Deed to Secure Debt, making formal demand for the Rents, obtaining the appointment of a receiver or taking any other affirmative action.

          SECTION 5.3  BANKRUPTCY PROVISIONS.  Without limitation of the
                       ---------------------
absolute nature of the assignment of the Rents hereunder, Grantor and Grantee agree that (a) this Deed to Secure Debt shall constitute a ``security agreement'' for purposes of Section 552(b) of the Bankruptcy Code, (b) the security interest created by this Deed to Secure Debt extends to property of Grantor acquired before the commencement of a case in bankruptcy and to all amounts paid as Rents and (c) such security interest shall extend to all Rents acquired by the estate after the commencement of any case in bankruptcy.

          SECTION 5.4  NO MERGER OF ESTATES.  So long as part of the
                       --------------------
Indebtedness and the Obligations secured hereby remain unpaid and undischarged, the fee and leasehold estates to the Mortgaged Property shall not merge, but shall remain separate and distinct, notwithstanding the union of such estates either in Grantor, Grantee, any tenant or any third party by purchase or otherwise.

                                   ARTICLE 6
                               SECURITY AGREEMENT
                               ------------------

          SECTION 6.1  SECURITY INTEREST.  This Deed to Secure Debt constitutes
                       -----------------
a "Security Agreement" on personal property within the meaning of the UCC and other applicable law and with respect to the Personalty, Fixtures, Leases, Rents and Property Agreements. To this end, Grantor grants to Grantee a first and prior security interest in the Personalty, Fixtures, Leases, Rents and Property Agreements and all other Mortgaged Property which is personal property to secure the payment of the Indebtedness and performance of the Obligations, and agrees that Grantee shall have all the rights and remedies of a secured party under the UCC with respect to such property. Any notice of sale, disposition or other intended action by Grantee with respect to the Personalty, Fixtures, Leases, Rents and Property Agreements sent to Grantor at least five (5) days prior to any action under the UCC shall constitute reasonable notice to Grantor.

          SECTION 6.2  FINANCING STATEMENTS.  Grantor shall execute and deliver
                       --------------------
to Grantee, in form and substance satisfactory to Grantee, such financing statements and such further assurances as Grantee may, from time to time, reasonably consider necessary to create, perfect and preserve Grantee's security interest hereunder and Grantee may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest. Grantor's chief executive office is in the State of North Carolina at the address set forth in the first paragraph of this Deed to Secure Debt.

                                   ARTICLE 7
                                 MISCELLANEOUS
                                 -------------
          SECTION 7.1  NOTICES.  Any notice required or permitted to be given
                       -------
under this Deed to Secure Debt shall be given in accordance with the provisions of the Credit Agreement.

          SECTION 7.2  COVENANTS RUNNING WITH THE LAND.  All Obligations
                       -------------------------------
contained in this Deed to Secure Debt are intended by Grantor and Grantee to be, and shall be construed as, covenants running with the Mortgaged Property. As used herein, "Grantor" shall refer to the party named in the first paragraph of this Deed to Secure Debt and to any subsequent owner of all or any portion of the Mortgaged Property. All Persons who may have or acquire an interest in the Mortgaged Property shall be deemed to have notice of, and be bound by, the terms of the Credit Agreement and the other Loan Documents; however, no such party shall be entitled to any rights thereunder without the prior written consent of Grantee.

          SECTION 7.3  ATTORNEY-IN-FACT.  Grantor hereby irrevocably appoints
                       ----------------
Grantee and its successors and assigns, as its attorney-in-fact, which agency is coupled with an interest, (a) to execute and/or record any notices of completion, cessation of labor or any other notices that Grantee deems appropriate to protect Grantee's interest, if Grantor shall fail to do so within ten (10) days after written request by Grantee, (b) upon the issuance of a deed pursuant to the foreclosure of this Deed to Secure Debt or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment, conveyance or further assurance with respect to the Leases, Rents, Personalty, Fixtures and Property Agreements in favor of the grantee of any such deed and as may be necessary or desirable for such purpose, (c) to prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve Grantee's security interests and rights in or to any of the Mortgaged Property, and (d) while any Event of Default exists, to perform any obligation of Grantor hereunder, however: (1) Grantee shall not under any circumstances be obligated to perform any obligation of Grantor; (2) any sums advanced by Grantee in such performance shall be added to and included in the Indebtedness and shall bear interest at the rate or rates at which interest is then computed on the Indebtedness; (3) Grantee as such attorney-in-fact shall only be accountable for such funds as are actually received by Grantee; and (4) Grantee shall not be liable to Grantor or any other person or entity for any failure to take any action which it is empowered to take under this Section.
                                                -------

          SECTION 7.4  SUCCESSORS AND ASSIGNS.  This Deed to Secure Debt shall
                       ----------------------
be binding upon and inure to the benefit of Grantee, the Lenders, and Grantor and their respective successors and assigns. Grantor shall not, without the prior written consent of Grantee, assign any rights, duties or obligations hereunder.

          SECTION 7.5  NO WAIVER.  Any failure by Grantee to insist upon strict
                       ---------
performance of any of the terms, provisions or conditions of the Loan Documents shall not be deemed to be a waiver of same, and Grantee or the Lenders shall have the right at any time to insist upon strict performance of all of such terms, provisions and conditions.

          SECTION 7.6  CREDIT AGREEMENT.  If any conflict or inconsistency
                       ----------------
exists between this Deed to Secure Debt and the Credit Agreement, the Credit Agreement shall govern.

          SECTION 7.7  RELEASE OR RECONVEYANCE.  Upon payment in full of the
                       -----------------------
Indebtedness and performance in full of the Obligations, Grantee, at Grantor's expense, shall release the security title and security interests created by this Deed to Secure Debt or reconvey the Mortgaged Property to Grantor. In addition, as long as no Event of Default has occurred and is then continuing or would be caused thereby, if Grantor sells or transfers for value any portion of the Mortgaged Property as permitted under Section 7.7 of the Credit Agreement, Grantee shall release the liens and security interests created by this Deed to Secure Debt on such Mortgaged Property or reconvey such Mortgaged Property to Grantor, concurrently with the consummation of such sale or other transfer. Such release or reconveyance shall be at Grantor's sole cost and expense, and only upon not less than thirty days' prior written notice to Grantee.

          SECTION 7.8  WAIVER OF STAY, MORATORIUM AND SIMILAR RIGHTS.  Grantor
                       ---------------------------------------------
agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of any stay, marshalling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Deed to Secure Debt or the Indebtedness secured hereby, or any agreement between Grantor and Grantee or any rights or remedies of Grantee or the Lenders.

          SECTION 7.9  APPLICABLE LAW.  The provisions of this Deed to Secure
                       --------------
Debt regarding the creation, perfection and enforcement of the liens and security interests herein granted shall be governed by and construed under the laws of the state in which the Mortgaged Property is located. All other provisions of this Deed to Secure Debt and the Obligations shall be governed by the laws of the State of New York (including, without limitation, Section 5-1401 of the General Obligations Law of the State of New York), without regard to conflicts of laws principles.

          SECTION 7.10  HEADINGS.  The Article, Section and Subsection titles
                        --------
hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Sections or Subsections.

          SECTION 7.11  ENTIRE AGREEMENT.  This Deed to Secure Debt and the
                        ----------------
other Loan Documents embody the entire agreement and understanding between Grantee and Grantor and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

     IN WITNESS WHEREOF, Grantor has, effective as of the date first above written, caused this instrument to be duly EXECUTED, SEALED AND DELIVERED by authority duly given.

                         LIL' CHAMP FOOD STORES, INC., a Florida corporation



                         By: _____________________________
                              Name:   William T. Flyg
                              Title:  Executive Vice President and Assistant
                                      Secretary


                              [Affix Corporate Seal]



________________________________
Unofficial Witness



_________________________________
Notary Public
[Affix official seal
and indicate expiration of
commission]

                                   EXHIBIT A

                               MORTGAGED PROPERTY


                                      A-1